Exhibit 10.63

NOTE:  Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

December 14, 2015

Susan H. Alexander

Executive Vice President and General Counsel

Biogen Inc.

225 Binney Street

Cambridge, MA 02142

Re:

Amendment to that certain Global Research, Development and Commercialization Collaboration and License Agreement, dated January 8, 2014 (the “Agreement”), by and between Sangamo BioSciences, Inc. (“Sangamo”) and Biogen MA Inc. f/k/a Biogen Idec MA Inc. (“Biogen”)

Dear Ms. Alexander:

As you know, Biogen and Sangamo are conducting a beta thalassemia Research Program under the Agreement in accordance with the BT Research Plan and budget therein.  Capitalized terms used but not defined in this letter will have the meanings provided in the Agreement.

This letter confirms the mutual agreement of Biogen and Sangamo to the following:

1.	Amended BT Development Plan and Budget.
a.

On Tuesday, November 17, 2015, the JSC under the Agreement approved an amended BT Development Plan for activities anticipated to be conducted in 2016, in accordance with Section 3.2(a) of the Agreement, which approved 2016 BT Development Plan is attached hereto as Exhibit A.

b.

The budget attached hereto as Exhibit B is the amended budget for 2016 for the BT Development Plan in Exhibit A, which budget has been agreed to by Biogen and Sangamo.  Such budget supersedes the budget in Exhibit A of the Agreement with respect to the activities anticipated to be conducted in 2016 in the amended BT Development Plan.

c.	Notwithstanding the Parties’ agreement to the amended budget for 2016 under the BT Development Plan, [***]
2.	CIRM Award.
a.	The Parties agree that as a result of amendments to the BT Development Plan after the Effective Date, the CIRM Award [***]
b.

Sangamo intends to apply for a new grant from CIRM, a portion of which [***].  If such grant is awarded (the “New CIRM Award”), all references to the CIRM Award in the Agreement will be deemed references to the New CIRM Award.

c.

Notwithstanding Section 2(b) above, in no event will Biogen be obligated to pay any amounts to the State of California or to Sangamo under Section 8.4(c) of the Agreement in excess of the amount (in the aggregate) that Biogen was obligated to pay under Section 8.4(c) of the Agreement prior to the effectiveness of the BT Development Plan amendment and other amendments set forth in this letter.

Please confirm Biogen’s understanding of and agreement to the foregoing by signing this letter below and returning a signed copy to me at your earliest convenience.

Sincerely,

Edward O. Lanphier

President and Chief Executive Officer

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Acknowledged and agreed to by:

Biogen Ma Inc.

By:
Name:
Title:
Cc:	Marc A. Rubenstein, Esq., Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, U.S.A., facsimile 617-235-0706

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Exhibit A

2016 BT Development Plan

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Exhibit B

2016 BT Development Plan Budget

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Exhibit B (continued)

Personnel Detail of 2016 BT Development Plan Budget

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Exhibit C

Allocation between the Parties of Costs under the 2016 BT Development Plan Budget

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION